UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2015

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the term “the Company” refers to Select Income REIT.

Item 5.07         Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of the Company held on May 13, 2015, the Company’s shareholders elected Mr. William A. Lamkin as the Independent Trustee in Class III of the Board of Trustees for a three year term of office until the Company’s 2018 annual meeting of shareholders and to serve until his successor shall have been elected and qualified.  Mr. Lamkin received the following votes:

For	Withhold	Broker Non-Votes
43,938,768	6,636,918	3,361,349

The Company’s shareholders approved a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement relating to the Company’s 2015 annual meeting of shareholders.  The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
49,570,942	948,087	56,657	3,361,349

The Company’s shareholders voted to recommend, by nonbinding advisory vote, the frequency with which the Company has a nonbinding advisory vote on the compensation paid to the Company’s executive officers.  This proposal received the following votes:

1 Year	2 Years	3 Years	Broker Non-Votes
18,678,127	140,313	31,158,503	3,948,624

Upon consideration of the results of the shareholders vote on this proposal, the Company’s Board of Trustees determined that the Company will hold a nonbinding, advisory vote on the compensation paid to the Company’s named executive officers once every three years.  The Company’s Board of Trustees may, in its discretion, determine to change the frequency with which the Company will hold this vote.

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
53,542,502	354,853	39,680	N/A

The results reported above are final voting results.

Item 8.01         Other Events.

On May 13, 2015, the Company updated its Trustee compensation arrangements.  A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Trustee compensation arrangements, on May 13, 2015, the Company granted each of the Company’s Trustees 2,500 common shares of beneficial interest, $.01 par value, of the Company, or the Common Shares, valued at $22.97 per share, the closing price of the Common Shares on the New York Stock Exchange on that day.

Item 9.01         Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Summary of Trustee Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  May 18, 2015